DISPOSITION OF BUSINESSES	6 Months Ended
Jun. 30, 2025
Disclosure of Disposition of Businesses [Abstract]
DISPOSITION OF BUSINESSES	DISPOSITION OF BUSINESSES
Dispositions Completed in 2025
a)Disposition of a subsidiary of our Global Intermodal Logistics Operation
During the first quarter of 2025, our global intermodal logistics operation sold its 33% interest in a stabilized container subsidiary for net proceeds of approximately $120 million (global intermodal logistics operation consortium of approximately $440 million). Our company recognized a gain on sale of approximately $50 million (global intermodal logistics operation consortium of approximately $190 million) in other income (expense) on the unaudited interim condensed and consolidated statement of operating results. Upon disposition of its 33% interest in the subsidiary, our global intermodal logistics operation retained a 67% interest as an investment in associate.